Exhibit 10.1
FLOWSERVE CORPORATION
AMENDMENT AND WAIVER
     This AMENDMENT AND WAIVER is dated as of December 20, 2005 and entered into by and among Flowserve Corporation, a New York corporation (the “Company”), the financial institutions executing the Consent of Lender (the “Consent”) in the form of Exhibit A annexed hereto and Bank of America, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and is made with reference to that certain Credit Agreement is dated as of August 12, 2005 (the “Credit Agreement”) by and among the Company, the financial institutions from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Swingline Lender, Administrative Agent and Collateral Agent for the Lenders. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
RECITALS
     WHEREAS, pursuant to Section 5.12 of the Credit Agreement, the Company is required have completed its publicly announced restatement of its financial statements for periods from January 1, 2000 through March 31, 2004, delivered such restated financial statements to the Administrative Agent, and filed a Form 10-K with the Securities Exchange Commission for its fiscal year ended 2004, in each case on or before December 31, 2005.
     WHEREAS, the Company has requested that the Required Lenders extend the deadline for compliance with Section 5.12 of the Credit Agreement until February 28, 2006;
     WHEREAS, the Company has further requested that Required Lenders waive (i) the requirement under Section 6.05(b) of the Credit Agreement that the General Services Sale be made for at least 75% cash consideration and (ii) the provisions of Section 6.04 of the Credit Agreement with respect to certain intercompany restructuring transactions so as to permit such transactions (which could, under the provisions of the Credit Agreement, be consummated through a sale or merger) to be consummated by way of contribution;
     WHEREAS, the Company has requested that the Required Lenders agree that consenting Issuing Banks may, upon request, issue Letters of Credit in the form of bank guarantees; and
     WHEREAS, the Lenders executing a Consent desire to grant such requests.
Section 1. EXTENSION OF SECTION 5.12 COMPLIANCE DEADLINE
     The Lenders hereby extend the date for compliance with the requirements of Section 5.12 of the Credit Agreement from December 31, 2004 to February 28, 2006.

Exhibit 10.1
Section 2. ISSUANCE OF BANK GUARANTEES
     Required Lenders hereby agree that Company may request, and Issuing Banks may, in their discretion, issue bank guarantees that constitute “Independent Undertakings” (as described in 12 CFR § 7.1016) supporting obligations of the Company or any of its Subsidiaries and such bank guarantees shall be deemed to be Standby Letters of Credit for all purposes under the Credit Agreement.
Section 3. WAIVERS
Subject to the terms and conditions herein, the Lenders hereby waive:
(i) the requirement under Section 6.05(b) of the Credit Agreement that consideration for Asset Sales be at least 75% cash, solely with respect to the General Services Sale.
(ii) the provisions of Section 6.04 of the Credit Agreement, solely with respect to transfers of the type described in clause (b)(iv)(x) of the defined term “Asset Sale”, so as to permit such transactions (that could otherwise be consummated by way of sale or merger) to be consummated by way of a contribution.
Section 4. MISCELLANEOUS
     A. The extension in Section 1 and the waivers set forth in Section 3 shall be limited precisely as written, and nothing in Section 1 or 3 shall be deemed to:
(i) constitute a waiver of compliance by the Company with respect to Sections 5.12, 6.04 or 6.05 in any other instance, or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or
(ii) prejudice any right or remedy that Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.
     B. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.
Section 5. CONDITIONS TO EFFECTIVENESS
     Sections 1, 2 and 3 hereof shall become effective only upon satisfaction of all of the following conditions precedent (the date of such satisfaction being referred to herein as the “Effective Date”):

Exhibit 10.1
     A. On the Effective Date, (a) the representations and warranties contained in Section 4 hereof and in Article III of the Credit Agreement shall be true and correct as of such date, as though made on and as of such date; (b) no Default or Event of Default shall then exist; and (c) the Company shall deliver to the Administrative Agent a certificate signed by a Responsible Officer of Company confirming the foregoing;
     B. On or prior to the Effective Date, the Required Lenders shall have executed the Consent; and
     C. The Administrative Agent shall have received payment, for the account of each Lender that executes and delivers a Consent on or before 5:00 p.m. Eastern Standard Time on December 20, 2005 (the “Consent Deadline”), of an amendment fee equal to .025% of the sum of such Lender’s Revolving Credit Commitment and the principal amount of Term Loans held by such Lender on the Effective Date. In addition, and as a condition subsequent to the continued effectiveness of Section 1 hereof, if the Company does not comply with the provisions of Section 5.12 of the Credit Agreement by the original compliance date of December 31, 2005, Company shall, not later than 5:00 p.m. Eastern Standard Time on January 4, 2006, pay to the Administrative Agent for the account of each Lender that executed a Consent on or prior to the Consent Deadline, an additional amendment fee equal to ..025% of the sum of such Lender’s Revolving Credit Commitment and the principal and the principal amount of Term Loans held by such Lender on January 3, 2006.
Section 6. MISCELLANEOUS
     A. Fees and Expenses. The Company acknowledges that all costs, fees and expenses as described in Section 9.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of the Company.
     B. Headings. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     D. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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Exhibit 10.1
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ John Pocalyko
	Name:	John Pocalyko
	Title:	Senior Vice President

Acknowledged and agreed: FLOWSERVE CORPORATION, as the Company
By:	/s/ Paul W. Fehlman
Name:	Paul W. Fehlman
Title:	Vice President and Treasurer

Exhibit 10.1
EXHIBIT A
CONSENT OF LENDER
     This Consent of Lender is delivered by the undersigned Lender with reference to that certain Credit Agreement dated as of August 12, 2005 (the “Credit Agreement”) by and among Flowserve Corporation, a New York corporation, the financial institutions party thereto (the “Lenders”) and Bank of America, N.A. as Swingline Lender, Administrative Agent and Collateral Agent for the Lenders. The undersigned Lender hereby consents to the Amendment and Waiver to the Credit Agreement dated as of December 20, 2005.

BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ John Pocalyko
	Name:	John Pocalyko
	Title:	Senior Vice President